Net Finance Costs - Summary of Net Finance Costs (Detail) - USD ($) $ in Millions	12 Months Ended
	Jun. 30, 2020	Jun. 30, 2019	Jun. 30, 2018
Interest expense using the effective interest rate method:
Interest on bank loans, overdrafts and all other borrowings	$ 1,099	$ 1,296	$ 1,168
Interest capitalised at 4.14% (2019: 4.96%; 2018: 4.24%)	(308)	(248)	(139)
Interest on lease liabilities	90	47	59
Discounting on provisions and other liabilities	452	470	414
Other gains and losses:
Fair value change on hedged loans	721	729	(265)
Fair value change on hedging derivatives	(788)	(809)	329
Exchange variations on net debt	(18)	6	(19)
Other	14	19	20
Total financial expenses	1,262	1,510	1,567
Financial income
Interest income	(351)	(446)	(322)
Net finance costs	$ 911	$ 1,064	$ 1,245